UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2016

POSITIVEID CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33297	06-1637809
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

1690 South Congress Avenue, Suite 201

Delray Beach, Florida 33445

(Address of principal executive offices) (zip code)

(561) 805-8000

(Registrant’s telephone number, including area code)

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Cautionary Note on Forward-Looking Statements

This Current Report on Form 8-K (this “Report”) contains, or may contain, among other things, certain “forward-looking statements”). Such forward-looking statements involve significant risks and uncertainties. Such statements may include, without limitation, statements with respect to the Company’s plans, objectives, projections, expectations and intentions and other statements identified by words such as “projects,” “may,” “will,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties, including those detailed in the Company’s filings with the SEC. Actual results may differ significantly from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control). The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Item 1.01 Entry into a Material Definitive Agreement.

On August 16, 2016, 2016, PositiveID Corporation (the “Company”) closed a Securities Purchase Agreement (“GHS SPA”) with GHS Investments, LLC (“GHS”), dated August 11, 2016, providing for the purchase of a Secured Convertible Promissory Note in the aggregate principal amount of up to $330,000 (the “GHS Note”), with the first tranche funded being in the amount of $50,000. Subsequent tranches of $50,000 will be delivered to the Company bi-weekly and at the sole discretion of GHS. The GHS Note has a 10% original issuance discount to offset transaction, diligence and legal costs. The GHS Note bears an interest rate of 10%, which is payable in the Company’s common stock based on the conversion formula (as defined below), and the maturity date for each funded tranche will be 12 months from the date on which the funds are received by the Company. The GHS Note may be converted by GHS at any time into shares of Company’s common stock at a 37.5% discount to the lowest volume-weighted average price for the Company’s common stock during the 15 trading days immediately preceding a conversion date. The GHS Note is secured by all property of the Company, however, is behind the security interests previously in place with three other creditors as set forth in the GHS SPA.

The GHS Note is a long-term debt obligation that is material to the Company. The GHS Note may be prepaid in accordance with the terms set forth in the GHS Note. The GHS Note also contains certain representations, warranties, covenants and events of default including if the Company is delinquent in its periodic report filings with the Securities and Exchange Commission, and increases in the amount of the principal and interest rates under the GHS Note in the event of such defaults. In the event of default, at the option of GHS and in GHS’s sole discretion, GHS may consider the GHS Note immediately due and payable.

On August 17, 2016, PositiveID Corporation (the “Company”) closed a Securities Purchase Agreement (“Crossover SPA”) with Crossover Capital Fund I, LLC (“Crossover”), dated August 17, 2016, providing for the purchase of two Convertible Redeemable Notes in the aggregate principal amount of $105,264 (the “Crossover Notes”), with the first note having an original principal balance of $52,632 (“Crossover Note I”) and the second note having an original principal balance of $52,632 (“Crossover Note II” and collectively with Crossover Note I, the “Crossover Notes”). Crossover Note I has been funded, with the Company receiving net proceeds of $50,000 (net of original issue discount). With respect to Crossover Note II, Crossover issued a secured note to the Company in the same amount as initial payment for Crossover Note II (“Company Secured Note”).

The funding of Crossover Note II is due by February 17, 2017 and is subject to certain conditions as described in the Company Secured Note, including that the Company meets the “current information requirements” of Rule 144 promulgated under the Securities Act of 1933, as amended. Crossover is required to pay the principal amount of the Company Secured Note in cash and in full prior to executing any conversions under Crossover Note II. The Crossover Notes bear an interest rate of 10%, which is payable in the Company’s common stock (“Interest Shares”) based on the conversion formula (as defined below), and are due and payable before or on August 17, 2017, provided that the holder of the Crossover Notes may at any time send in a notice of conversion to the Company for interest shares and the dollar amount converted into interest shares shall be all or a portion of the accrued interest calculated on the unpaid principal balance of the applicable note on the date of such notice. The Crossover Notes (subject to funding in the case of Crossover Note II) may be converted by Crossover at any time into shares of Company’s common stock at a price equal to the lower of (i) $0.10 per share or (ii) a 37.5% discount to the lowest closing bid price of the Company’s common stock as reported on the OTCQB for the 15 prior trading days including the day upon which a notice of conversion is received by the Company or its transfer agent.

The Crossover Notes are long-term debt obligations that are material to the Company. The Crossover Notes may be prepaid in accordance with the terms set forth in the Crossover Notes. The Crossover Notes also contain certain representations, warranties, covenants and events of default including if the Company is delinquent in its periodic report filings with the Securities and Exchange Commission, and increases in the amount of the principal and interest rates under the Crossover Notes in the event of such defaults. In the event of default, at the option of Crossover and in Crossover’s sole discretion, Crossover may consider the Crossover Notes immediately due and payable.

The foregoing description of the terms of the GHS SPA, GHS Note, Crossover SPA, Crossover Note I, Crossover Note II, and Company Secured Note, do not purport to be complete and are qualified in its entirety by the complete text of the documents attached as Exhibit 10.1, Exhibit 4.1, Exhibit 10.2, Exhibit 4.2, Exhibit 4.3, and Exhibit 10.3 to this Current Report on Form 8-K.

Item 2.03 Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

The descriptions in Item 1.01 of the notes issued by the Company that are convertible into the Company’s equity securities at the option of the holder of the notes are incorporated herein. The issuance of the notes set forth herein was made in reliance on the exemption provided by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) for the offer and sale of securities not involving a public offering. The Company’s reliance upon Section 4(2) of the Securities Act in issuing the securities was based upon the following factors: (a) the issuance of the securities was an isolated private transaction by us which did not involve a public offering; (b) there was only one recipient; (c) there were no subsequent or contemporaneous public offerings of the securities by the Company; (d) the securities were not broken down into smaller denominations; (e) the negotiations for the issuance of the securities took place directly between the individual and the Company; and (f) the recipient of the note was an accredited investor.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description
4.1	Form of 10% Secured Convertible Promissory Note, dated August 11, 2016, with GHS Investments, LLC
4.2	Form of 10% Convertible Redeemable Note, dated August 17, 2016, with Crossover Capital Fund I, LLC
4.3	Form of 10% Convertible Redeemable Note, dated August 17, 2016, with Crossover Capital Fund I, LLC
10.1	Securities Purchase Agreement, dated August 11, 2016, with GHS Investments, LLC
10.2	Securities Purchase Agreement, dated August 17, 2016, with Crossover Capital Fund I, LLC
10.3	Form of Crossover Capital Fund I, LLC Collateralized Secured Promissory Note, dated August 17, 2016, with PositiveID Corporation

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POSITIVEID CORPORATION

Date: August 19, 2016	By:	/s/ William J. Caragol
	Name:	William J. Caragol
	Title:	Chief Executive Officer